UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 17, 2006
Horizon Offshore, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-16857 (Commission File Number)	76-0487309 (IRS Employer Identification No.)

2500 CityWest Boulevard, Suite 2200, Houston, Texas (Address of principal executive offices)	77042 (Zip Code)
(713) 361-2600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
SIGNATURE
Term Loan, Guaranty and Security Agreement

Item 1.01. Entry Into a Material Definitive Agreement.
     As previously disclosed, on February 1, 2006, Horizon Vessels, Inc. (“HVI”), a wholly-owned subsidiary of Horizon Offshore, Inc. (the “Company”), entered into a Purchase and Sale Agreement with Louisiana Pipelaying I, L.L.C. for the acquisition of a diving support and deepwater reel pipelay vessel (the “Vessel”).
     On February 17, 2006, the Company and HVI entered into a Term Loan, Guaranty and Security Agreement (the “Loan Agreement”) with General Electric Capital Corporation (the “Lender”) to finance the purchase of the Vessel.
     Under the terms of the Loan Agreement, the Lender made a term loan to HVI in the original principal amount of $11,000,000, payable in eleven consecutive quarterly payments of principal in the amount of $916,666.66, plus interest at the annual rate of LIBOR plus 3.50%, with a final payment of principal and interest at maturity.
     The first principal installment plus interest under the Loan Agreement is due on May 1, 2006, and each subsequent quarterly principal installment plus interest is due and payable on each August 1st, November 1st, February 1st and May 1st thereafter. The twelfth and final installment of all outstanding principal, interest and any other charges are due on February 1, 2009. The Company agreed to guarantee HVI’s obligations under Loan Agreement.
     The Loan Agreement contains customary events of default. Upon the occurrence of an event of default that remains uncured after any applicable cure period, the Lender may declare all or a portion of the obligations under the Loan Agreement due and payable, as well as pursue other remedies against HVI, the Company, and the collateral securing the term loan.
     The Loan Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Loan Agreement is qualified in its entirety by reference to such Exhibit.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c	)	Exhibits.

10.1		Term Loan, Guaranty and Security Agreement, dated as of February 17, 2006, by and between Horizon Vessels, Inc., Horizon Offshore, Inc., and General Electric Capital Corporation.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HORIZON OFFSHORE, INC.
By:	/s/ Ronald D. Mogel
Ronald D. Mogel
Vice President and Chief Financial Officer

Date: February 22, 2006

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